UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

KIRBY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000
Houston, Texas		77007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-435-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2024, the Board of Directors (the “Board”) of Kirby Corporation (the “Company”) amended the bylaws of the Company (as amended or modified from time to time, the “Bylaws”), which became effective on that date, in order to, among other things, provide that the role of Chief Executive Officer may be a separate office from the Chairman of the Board or the President and to clarify the role of the Chief Executive Officer, if a separate office.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amendment to the Bylaws, a copy of which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Kirby held its Annual Meeting of Stockholders on April 26, 2024, at which the stockholders voted on the following matters:

1.
Tanya S. Beder, Barry E. Davis, and Susan W. Dio were elected Class II directors of Kirby to serve until the 2027 Annual Meeting of Stockholders by the following vote:

	For	Against	Abstain	Broker Non-Votes
Tanya S. Beder	53,146,925	1,273,303	19,613	2,159,985
Barry E. Davis	53,805,503	615,522	18,816	2,159,985
Susan W. Dio	54,334,125	85,545	20,171	2,159,985

2.
The Audit Committee's selection of KPMG LLP as Kirby’s independent registered public accounting firm for 2024 was ratified by the following vote:

For	54,572,860
Against	2,005,701
Abstain	21,265
Broker non-votes	0

3.
The compensation of Kirby’s named executive officers was approved on a non-binding advisory basis by the following vote:

For	38,734,276
Against	15,319,817
Abstain	385,748
Broker non-votes	2,159,985

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Company, as amended to April 25, 2024 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 28, 2022).
3.2*	Amendment to Bylaws of Kirby Corporation dated April 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

Date:	April 26, 2024	By:	/s/ Raj Kumar
Raj Kumar Executive Vice President and Chief Financial Officer